Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joe Tyszko, President, Chief Executive Officer and Chief Financial Officer, of RJS Development, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)

the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 3, 2011

/s/ Joe Tyszko

Joe Tyszko

Chief Executive Officer and

Chief Financial Officer

(Principal Executive Officer Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to RJS Development, Inc. and will be retained by RJS Development, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.